UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2025
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OneSpan Inc.
(Exact name of registrant as specified in charter)
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Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Marina Park Drive, Unit 1410
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 766-4001
N/A
(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As discussed in Item 5.07 below, on June 6, 2025, the stockholders of OneSpan Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2019 Omnibus Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock available for issuance thereunder by 1,500,000 shares. A copy of the 2019 Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2025, the Company held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

At the close of business on April 8, 2025, the record date for the determination of stockholders entitled to vote at the 2025 Annual Meeting, there were 38,230,467 shares of Company common stock outstanding. At the 2025 Annual Meeting, 33,606,060 shares of Company common stock were present in person or by proxy. Set forth below is information regarding the votes cast for each proposal:

1.To elect seven directors to serve on the board of directors of the Company until the 2026 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. Based on the votes set forth below, each of the seven director nominees was duly elected.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Marc Boroditsky	27,346,694	3,299,473	17,994	2,941,899
Garry Capers	27,251,343	3,394,816	18,002	2,941,899
Sarika Garg	30,532,191	115,211	16,759	2,941,899
Marianne Johnson	25,762,341	4,880,973	20,847	2,941,899
Michael McConnell	21,152,863	9,493,304	17,994	2,941,899
Alfred Nietzel	30,455,655	197,901	10,605	2,941,899
Marc Zenner	30,509,158	137,072	17,931	2,941,899

2.To approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
27,620,052	2,968,074	76,035	2,941,899

3.To approve an amendment of the Company’s 2019 Omnibus Incentive Plan to increase available shares thereunder by 1,500,000 shares. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
27,671,531	2,979,330	13,300	2,941,899

4.To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
30,173,219	3,401,841	31,000	—

ITEM 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
10.1	2019 Omnibus Incentive Plan of the Company, as amended
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	OneSpan Inc.

/s/ Lara Mataac
Lara Mataac
General Counsel